EXHIBIT 32.1

                        Certification of CEO Pursuant to
                 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Report on Form 10-QSB of Total Luxury Group, Inc. (the "Company") for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Sandy J. Masselli, Jr., as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Sandy J. Masselli, Jr.
                                                     ---------------------------
                                                     Sandy J. Masselli, Jr.,
                                                     Chief Executive Officer

                                                     Date: October 27, 2005


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